THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Jennison Equity Opportunity Fund

(the "Fund")

Supplement dated October 16, 2019 to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information (SAI) of the Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

On October 15, 2019, the Board of Directors (the "Board") of The Prudential Investment Portfolios, Inc. approved certain changes to the Fund, including changing the name of the Fund to "PGIM Jennison Focused Value Fund," certain changes to the Fund's investment strategies (including the Fund's 80% investment policy) and performance benchmarks. As a result, effective on or about December 18, 2019, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below:

Effective on or about December 18, 2019, the following changes are made to the Fund's Summary Prospectus, Prospectus and SAI, as applicable:

Change in the Fund's Name

PGIM Jennison Equity Opportunity Fund is renamed PGIM Jennison Focused Value Fund. Changes in the Fund's Investment Strategies and Corresponding Risk Factor Disclosure

The section of the Summary Prospectus entitled "Investments, Risks and Performance – Principal Investment Strategies" is deleted in its entirety and replaced with the following:

Principal Investment Strategies. The Fund invests, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities. The Fund follows a value investment style. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that it believes are undervalued compared to their perceived worth (value companies). These companies are generally large capitalization companies, which are companies with market capitalizations (measured at the time of purchase) of $1 billion or more.

The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The following risk factor is added to the section of the Summary Prospectus entitled "Investments, Risks and Performance – Principal Risks":

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

The section of the Statutory Prospectus entitled "More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies" is replaced with the following:

INVESTMENTS AND INVESTMENT STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund invests, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that it believes are

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undervalued compared to their perceived worth (value companies). The Fund follows a value investment style. The Fund may invest in companies of any market capitalization. Under normal market conditions, the Fund is expected to invest predominantly in large capitalization companies, which are companies with market capitalizations (measured at the time of purchase) of $1 billion or more.

The Fund's subadviser primarily buys equity and equity-related securities of large capitalization companies. It uses in-depth research to uncover what it thinks a company should be worth over time and whether the fundamentals of that company and the price of its stock make it an appropriate investment. Those companies that meet such criteria comprise the pool of companies in which the Fund invests. Generally, the subadviser seeks companies that have one or more of the following characteristics – attractive valuation metrics that are unique to that business, high levels of durability and sustainability of the business, good business models that are being mispriced, high returns on assets and/or equity, high free cash flow yields, management teams that are willing to make changes, and/or something operationally wrong that can be fixed or is temporary.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock or other eligible investments; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks— that we can convert into the company's common stock, the cash value of common stock or some other equity security.

Investment Style

The portfolio managers will actively manage the Fund through investments in companies they believe will provide investment returns above those of the Russell 1000 Value Index.

Their philosophy is based on the beliefs that:

∙Short-term factors can cause stock prices to deviate from their underlying intrinsic value – which can create opportunities to uncover mispriced securities.

∙Over the long-term, stock prices will reflect the underlying intrinsic value of a company – the value derived from the earnings and cash-flow its business generates.

∙The subadviser believes that free cash-flow (FCF) is the primary driver of a company's intrinsic value. Utilizing a disciplined process to manage risk, in both security selection and portfolio construction, is critical as they seek to add value to the Fund.

The Fund uses a research-based, bottom-up stock selection process to focus primarily on large capitalization companies. When an idea is deemed to have investment potential, in-depth fundamental research is done until the point of eventual elimination or inclusion in the portfolio.

A unique attribute of the process is the recognition that good investment ideas are not necessarily companies that are rated as high-quality by market consensus; companies may have good business models that are just mispriced and/or misunderstood, or there is something fundamentally wrong that can be fixed or is temporary. The investment team seeks to understand and identify firms with high levels of durability and sustainability of their business. Our opinion of durability includes our assessment of a company's quality, business model evaluation, and whether or not the management team has the ability and financial flexibility needed to grow the company's underlying intrinsic value. Firms with solid business models and high-caliber management teams that are executing to plan are likely to have the trait of durability, in our view.

The investment team seeks to accomplish its investment objective by:

∙Conducting in-depth fundamental research of companies allows us to develop a deep understanding of a business, and ultimately drives its high-conviction in a stock's intrinsic value.

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∙Focusing on the long-term dynamics allows the investment team to capitalize on investment opportunities that are created by the short-term orientation of other market participants.

∙Utilizing a well-vetted and disciplined risk management process, in both security selection and portfolio construction, is critical to adding value and achieving consistent and repeatable results, in their view.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

The following risk factor is added to the section of the Statutory Prospectus entitled "More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Risks of Investing in the Fund:"

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Change in the Fund's Performance Benchmark

The Fund will compare its performance to the Russell 1000 Value Index. Fund management believes that the Russell 1000 Value Index is more relevant to the Fund's new investment strategies.

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with abelow-average growth orientation. Companies in this Index generally have low price-to-book and price-to- earnings ratios, higher dividend yields, and lower forecasted growth values.

Change in Portfolio Managers

Warren N. Koontz, Jr., CFA and Joseph C. Esposito, CFA, replace Mark DeFranco and Brian Gillott as portfolio managers of the Fund.

Mr. Koontz is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees' Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.

Mr. Esposito is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst covering the industrials, technology, health care and materials sectors at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.

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